Exhibit 32(ii)

            Section 1350 Certification of Principal Financial Officer


In connection with the Quarterly Report of Monroe Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon M. Dyott, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




/s/ Gordon M. Dyott
-------------------

Gordon M. Dyott
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)
August 8, 2006


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed for any other purpose.